Exhibit 99.2 IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF OREGON PORTLAND DIVISION Case No. 3:21-cv-00413-SI STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement (the "Stipulation"), dated February 11, 2022 (the "Effective Date"), is made and entered into by and among (i) Michael Shimberg ("Shimberg"), JS Halberstam Irrevocable Grantor Trust ("Halberstam"), Melisa Ashabraner ("Ashabraner") and Jason Berning ("Berning") (collectively, "Plaintiffs"); (ii) Portland General Electric Company ("PGE" or the "Company"); and (iii) Maria M. Pope, James F. Lobdell, Jack E. JS HALBERSTAM IRREVOCABLE GRANTOR TRUST, Derivatively and on Behalf of PORTLAND GENERAL ELECTRIC COMPANY, Plaintiff, JACK E. DAVIS, JOHN W. BALLANTINE, RODNEY L. BROWN, JR., KIRBY A. DYESS, MARK B. GANZ, MARIE OH HUBER, KATHRYN J. JACKSON, PH.D., MICHAEL A. LEWIS, MICHAEL H. MILLEGAN, NEIL J. NELSON, M. LEE PELTON, PH.D., MARIA M. POPE, CHARLES W. SHIVERY, JAMES P. TORGERSON, AND JAMES LOBDELL, Defendants, and PORTLAND GENERAL ELECTRIC COMPANY, Nominal Defendant.

2 Davis, John W. Ballantine, Rodney L. Brown, Kirby A. Dyess, Mark B. Ganz, Marie Oh Huber, Kathryn J. Jackson, Michael A. Lewis, Michael H. Millegan, Neil J. Nelson, M. Lee Pelton, Charles W. Shivery and James P. Torgerson, each of whom is a current or former member of the Board of Directors (the "Board") of PGE and/or a current or former senior officer of PGE (collectively, with Plaintiffs and PGE, the "Parties"), subject to approval by the United States District Court for the District of Oregon (the "Court") on the terms and subject to the conditions set forth herein: WHEREAS, on November 17, 2020, plaintiff Jason Berning ("Berning") served on PGE a books and records demand pursuant to Section 60.774 of the Oregon Revised Statutes, and PGE produced documents responsive to the demand on April 23, 2021; WHEREAS, on January 26, 2021, plaintiff Shimberg filed a Verified Shareholder Derivative Complaint in an action captioned Shimberg v. Pope et al., No. 21CV02957 in Multnomah County Circuit Court, Oregon (the "Shimberg Action"), derivatively on behalf of nominal defendant PGE, against Maria M. Pope, James F. Lobdell, John Ballantine, Rodney Brown, Jack E. Davis, Kirby A. Dyess, Mark Ganz, Marie Oh Huber, Kathryn Jackson, Michael Millegan, Neil Nelson, M. Lee Pelton and Charles Shivery (collectively, the "Individual Defendants") alleging that the Individual Defendants breached their fiduciary duties by failing to maintain an adequate system of internal controls to oversee PGE's energy trading and purportedly disseminating materially false and misleading statements relating to the Company's energy trading activities; WHEREAS, on March 17, 2021, plaintiff Halberstam filed a Verified Shareholder Derivative Complaint in an action captioned JS Halberstam Irrevocable Grantor Trust v. Davis et al., No. 3:21-cv-413-SI, in the U.S. District Court for the District of Oregon (the "Halberstam

3 Action"), derivatively on behalf of nominal defendant PGE, against (i) the Individual Defendants and (ii) James Torgerson and Michael Lewis (the "Halberstam Additional Individual Defendants," and, together with the Individual Defendants and nominal defendant PGE, "Defendants")1 alleging that the Individual Defendants and Halberstam Additional Individual Defendants breached their fiduciary duties by failing to maintain an adequate system of internal controls to oversee PGE's energy trading and purportedly disseminating materially false and misleading statements relating to the Company's energy trading activities, and additionally alleging purported violations of Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), 15 U.S.C. § 78n(a), for alleged misstatements and omissions in the Company's 2020 Proxy Statement; WHEREAS, on April 7, 2021, plaintiff Ashabraner filed a complaint in an action captioned Ashabraner v. Pope et al., No. 21CV13698, in Multnomah County Circuit Court, Oregon (the "Ashabraner Action"), derivatively on behalf of nominal defendant PGE, against the Individual Defendants alleging that the Individual Defendants breached their fiduciary duties by failing to maintain an adequate system of internal controls to oversee PGE's energy trading and purportedly disseminating materially false and misleading statements relating the Company's energy trading activities; WHEREAS, on May 21, 2021, plaintiff Berning filed a Verified Shareholder Derivative Complaint in an action captioned Berning v. Pope et al., No. 21-cv-00783-SI, in this Court (the "Berning Action" and, together with the Shimberg Action, the Halberstam Action and the 1 Messrs. Torgerson and Lewis, the two members of PGE's Board appointed on January 1, 2021, are named as defendants in only the Halberstam Complaint.

4 Ashabraner Action, the "Actions"), derivatively on behalf of nominal defendant PGE, against the Individual Defendants alleging that the Individual Defendants breached their fiduciary duties by failing to maintain an adequate system of internal controls to oversee PGE's energy trading and purportedly disseminating materially false and misleading statements relating to the Company's energy trading activities, and adding claims against Pope and Lobdell for contribution for purported violations of Sections 10(b) and 21D of the Exchange Act, 15 U.S.C. §§ 78j(b), 78u-4; WHEREAS, the Multnomah County Circuit Court consolidated the Shimberg Action and the Ashabraner Action (together, the "State Court Actions") on July 27, 2021, under the caption Ashabraner v. Pope, No. 21-cv-13698; WHEREAS, on October 15, 2021, the Parties participated in a full day mediation before David Murphy (the "Mediator") of Phillips ADR Enterprises; WHEREAS, the Parties were not able to reach an agreement to settle the Actions on October 15, 2021, but continued to negotiate with the assistance of the Mediator in an attempt to resolve the Actions; WHEREAS, after arm's-length negotiations, on December 16, 2021, the Parties entered into a memorandum of understanding (the "MOU") setting forth the terms of a settlement of the Actions subject to approval of the Court and other terms; WHEREAS, on December 17, 2021, the parties in this action notified the Court of the MOU and requested a stay of the action for all purposes, including discovery and initial disclosures under FRCP 26(a)(1), except for submission and Court review of the settlement contemplated in the MOU;

5 WHEREAS, on December 21, 2021, the court in the State Court Actions entered an order abating the State Court Actions for six months pending submission and review by this Court of the settlement contemplated in the MOU; WHEREAS, counsel for the parties to the Actions did not discuss the appropriateness or amount of any application by counsel for the Plaintiffs for an award of attorneys' fees and expenses until the substantive terms of the MOU and settlement contemplated therein were negotiated at arm's-length and agreed upon; WHEREAS, Plaintiffs believe that the Actions have substantial merit, and Plaintiffs' entry into this Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. However, Plaintiffs and Plaintiffs' Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and possible appeals. Plaintiffs' Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs' Counsel are also mindful of the inherent problems of establishing standing in derivative litigation and the possible defenses to the claims alleged in the Actions; WHEREAS, based on Plaintiffs' Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs' Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon PGE. Based upon Plaintiffs' Counsel's evaluation, Plaintiffs have determined that the Settlement is in the best interests of PGE and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein;

6 WHEREAS, each Defendant has denied, and continues to deny, that he, she, or it committed or aided and abetted the commission of any breach of duty or breached any law or engaged in any of the wrongful acts alleged in the Actions, and expressly maintains that he, she, or it diligently and scrupulously complied with his, her, or its fiduciary and other legal duties, to the extent such duties exist, and is entering into this Stipulation and the Settlement solely to eliminate the burden, expense, and uncertainties inherent in further litigation; WHEREAS, Plaintiff in each of the Actions represents to have owned at all relevant times and continues to own shares of PGE common stock; WHEREAS, the Parties wish to settle and resolve the claims asserted by Plaintiffs in the Actions, and the Parties have, following arm's-length negotiations, reached an agreement as set forth in this Stipulation, providing for the settlement of the Actions on the terms and subject to the conditions set forth below (the "Settlement"); and WHEREAS, the Parties believe the Settlement is in the best interests of the Parties and PGE; NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, in consideration of the benefits afforded herein, that the Actions shall be compromised, settled, released and dismissed with prejudice, upon and subject to the following terms and conditions, and further subject to the approval of the Court and pursuant to Federal Rule of Civil Procedure 23.1: SETTLEMENT CONSIDERATION 1. The Parties have agreed that in consideration for the full settlement and release of the Settled Claims as defined below and on the terms set forth below, PGE will implement the corporate governance reforms set forth in Exhibit A hereto.

7 2. PGE has reviewed the terms of this Settlement and has approved them, agreeing that they confer substantial benefits upon, and are in the best interests of, PGE and its stockholders. SUBMISSION AND APPLICATION TO THE COURT 3. No later than two (2) business days after this Stipulation has been executed the Parties shall submit the Stipulation together with its exhibits to the Court and shall apply for entry of a preliminary approval order (the "Preliminary Approval Order") substantially in the form attached hereto as Exhibit B, requesting, among other things: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the Settlement to current PGE shareholders, (iii) approval of the notice of settlement substantially in the form attached hereto as Exhibit C (the "Notice") and the summary notice substantially in the form attached hereto as Exhibit D ("Summary Notice"), and (iv) a date for the Settlement Hearing (defined below). NOTICE 4. Within ten (10) business days of the Court's entry of the Preliminary Approval Order, PGE shall: (a) cause a press release to be issued that contains the contents of the Summary Notice; (b) file a Form 8-K with the U.S. Securities and Exchange Commission with a copy of the Summary Notice as an exhibit and a link to a copy of the Stipulation and Notice, which shall be posted on the investor relations portion of PGE's website through the Court's granting of final approval of the Settlement; and (c) cause a copy of the Summary Notice to be published one time in Investor's Business Daily, The Wall Street Journal and The Oregonian. All costs of such notice and posting shall be paid by PGE.

8 ORDER AND FINAL JUDGMENT 5. If the Settlement (including any modification thereto made with the consent of the Parties hereto as provided for herein) shall be approved by the Court following a hearing (the "Settlement Hearing") as fair, reasonable, and adequate and in the best interests of PGE, the Parties shall jointly request that the Court enter an Order and Final Judgment substantially in the form attached hereto as Exhibit E dismissing the Halberstam Action with prejudice and barring, among other things: (i) any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been or could have been, asserted in any court, tribunal, or proceeding (including but not limited to any claims arising under federal, state, foreign, or common law, including the federal securities laws and any state disclosure law), by or on behalf of Plaintiffs, PGE, or any PGE shareholder derivatively on behalf of PGE (collectively, the "Releasing Plaintiffs Persons") against the Defendants or any of their families, parent entities, controlling persons, associates, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, shareholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors, or assigns (the "Released Defendants Persons") which the Releasing Plaintiffs Persons ever had, now have, or may have had by reason of, arising out of, relating to, or in connection with the acts, events, facts, matters, transactions, occurrences,

9 statements, or representations, or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to (i) the allegations in the Actions or (ii) to the purchase, sale, holding, or acquisition of PGE's stock during the period February 13, 2020 through August 24, 2020 (the "Settled Plaintiffs Claims"); and (ii) any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been or could have been, asserted in any court, tribunal, or proceeding (including but not limited to any claims arising under federal, state, foreign, or common law, including the federal securities laws and any state disclosure law), by or on behalf of the Defendants, PGE, or any PGE shareholder (collectively, the "Releasing Defendants Persons") against Plaintiffs or any of their families, parent entities, controlling persons, associates, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, shareholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors, or assigns (the "Released Plaintiffs Persons," together with the Released Defendants Persons, the "Released Persons") which the Releasing Defendants Persons ever had, now have, or may have had by reason of, arising out of, relating to, or in connection with the commencement, litigation, prosecution, or settlement of the Actions (the "Settled Defendants Claims," together with the Settled Plaintiffs Claims, the "Settled Claims").

10 6. Notwithstanding anything to the contrary herein, "Settled Claims" does not include claims (i) relating to the enforcement of the Settlement; (ii) between any Releasing Defendants Person and its, his or her respective insurance carriers, including claims for indemnification; or (iii) relating to Plaintiffs' claims, if any, to their pro rata portion of the settlement in In re Portland General Electric Company Securities Litigation, Case No. 3:20-cv- 1583-SI (D. Or.) (the "Securities Class Action"). CONDITIONS OF SETTLEMENT 7. The Defendants have denied, and continue to deny, that they have committed or aided and abetted the commission of any breach of duty or violation of any other law or engaged in any of the wrongful acts alleged in the Actions, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties, to the extent such duties exist. Defendants are entering into the Stipulation solely because the Settlement would eliminate the burden, expense, and uncertainties inherent in further litigation. 8. Plaintiffs and their Counsel believe that the Actions are meritorious, but have concluded that the Settlement is fair and adequate, and that it is reasonable to pursue the Settlement based upon the terms and procedures outlined herein. 9. All proceedings in the Halberstam Action, except for Settlement-related proceedings, shall remain stayed until the Court rules upon a motion for final approval of the Settlement, and the parties in the State Court Actions agree to seek a continued stay of those actions until this Court rules upon a motion for final approval of the Settlement. 10. The Settlement is conditioned upon the fulfillment of each of the following: (i) the dismissal with prejudice of the Halberstam Action without the award of any damages, costs, fees or the grant of any further relief except for the approval of fees and

11 expenses to Plaintiffs' Counsel that the Court may make pursuant to paragraphs 14 and 15 of this Stipulation; (ii) the entry of a final judgment in the Halberstam Action approving the proposed Settlement and providing for the dismissal with prejudice of the Halberstam Action and approving the grant of a release to the (a) Released Defendants Persons of the Settled Plaintiffs Claims and (b) Released Plaintiffs Persons of the Settled Defendants Claims ("Final Judgment"); and (iii) such Final Judgment and dismissal of the Halberstam Action being finally affirmed on appeal or such Final Judgment and dismissal not being subject to appeal (or further appeal) by lapse of time or otherwise. 11. Each of PGE and the Individual Defendants and Halberstam Additional Individual Defendants shall have the right to withdraw from the Settlement in the event that any claims related to the subject matter of the Actions are commenced or prosecuted against any of the Released Defendants Persons (as defined in paragraph 5 herein) in any court prior to final approval of the Settlement and such claims are not dismissed with prejudice or stayed in contemplation of dismissal. In the event such claims are commenced, Plaintiffs, PGE, the Individual Defendants and the Halberstam Additional Individual Defendants agree to cooperate and use their reasonable best efforts to secure the dismissal (or a stay in contemplation of dismissal following final approval of the Settlement) thereof. This Stipulation shall be null and void and of no force and effect if the Settlement does not obtain Final Approval, as defined in paragraph 13 herein, for any reason. In any such event, this Stipulation shall not be deemed to prejudice in any way the respective positions of the Parties with respect to the Actions or to entitle any party to the recovery of costs and expenses incurred in connection with the intended

12 implementation of the Settlement; provided, however, that PGE shall be responsible for paying the costs of providing notice pursuant to paragraph 4 herein regardless of whether the Settlement is approved. 12. In the event that the proposed Settlement is rendered null and void for any reason, the existence of or the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions the Parties with respect to the Actions; nor shall they be deemed a presumption, a concession, or an admission by the Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Actions, or any other action or proceeding or each thereof; nor shall they be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Actions, or in any other action or proceeding. FINAL COURT APPROVAL 13. The approval of the Settlement by the Court shall be considered final ("Final Approval") for purposes of this Stipulation upon the later of: (i) the expiration of the time for the filing or noticing of an appeal or motion for reargument or rehearing from the Court's Order and Final Judgment approving the material terms of the Settlement without such appeal or motion having been made; (ii) the date of final unappealable affirmance of the Court's Order and Final Judgment on any appeal or reargument or rehearing; or (iii) the final dismissal of any appeal. ATTORNEYS' FEES 14. Counsel for Plaintiffs in the Actions reserve the right to seek attorneys' fees and expenses in this Court (the "Motion for Fees and Expenses"), which will promptly be paid by the Company or its insurance carrier or any combination thereof, as provided below in paragraph 15. Counsel for Plaintiffs agree not to seek an award of fees in any other court in connection with the Actions and the Settlement other than the Motion for Fees and Expenses. After negotiating and

13 agreeing upon the terms of the Settlement, as set forth in the MOU, counsel for Plaintiffs and PGE negotiated the amount of attorneys' fees and expenses to be paid to counsel for Plaintiffs. As a result of these negotiations and a mediator’s proposal, Defendants and/or their insurers, agreed to pay Plaintiffs' counsel fees and expenses of $750,000 in the aggregate and inclusive of any service payment to Plaintiffs, subject to Court approval (as approved by the Court, the “Fee and Expense Amount”), and that Defendants will not oppose or object to Plaintiffs’ request for fees and expenses up to $750,000. Defendants shall have no responsibility for the allocation of the Fee and Expense Amount among counsel for Plaintiffs. 15. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the approval of Plaintiffs' Fee and Expense Amount. The failure of the Court to approve the Plaintiffs' Fee and Expense Amount, in whole or in part, shall have no effect on the Settlement, and approval of Plaintiffs' Fee and Expense Amount shall not be a precondition to the dismissal of any of the Actions. PGE and/or its insurance carrier(s) shall be responsible for paying or causing to be paid the full amount of the Fee and Expense Amount entered by the Court, within twenty (20) business days following the later of entry of an order approving the Fee and Expense Amount and the provision by counsel for Plaintiffs of a completed W-9 and all necessary wire transfer instructions. In the event that Final Approval does not occur or that the order approving the Fee and Expense Amount is reversed or modified on appeal counsel for Plaintiffs are obligated to refund to PGE: (i) the Fee and Expense Amount or the amount by which the Fee and Expense Amount was reduced; and (ii) all interest accrued or accumulated thereon. 16. Any failure of the Court to approve Plaintiffs' Fee and Expense Amount in whole or in part shall not affect the remainder of the Settlement.

14 17. No fees or expenses will be owing nor shall be paid to counsel for Plaintiffs in the absence of Court approval of a complete release of all the Released Defendants Persons, in substantially the form of paragraphs 20-21 herein. This paragraph shall be immediately binding on the parties to this Stipulation. 18. Plaintiffs' Counsel may apply to the Court for payment of service awards to the each of the individual Plaintiffs ("Service Awards") to be paid solely from, and out of, the Fee and Expense Amount. PGE and the Defendants agree not to oppose any application for payment of the Service Awards. 19. Except as provided above, Defendants shall have no obligation to pay or reimburse any fees, expenses, costs or damages alleged or incurred by Plaintiffs, by any PGE shareholder, or by their attorneys, experts, advisors, or representatives with respect to the Settled Claims defined herein. Defendants shall have no responsibility or liability with respect to any fee and expense allocation among Plaintiffs' Counsel or Plaintiffs. EFFECT OF RELEASE 20. The Releasing Plaintiffs Persons and Releasing Defendants Persons acknowledge, or by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Settled Plaintiffs Claims or Settled Defendants Claims, but that it is the intention of the Releasing Plaintiffs Persons and the Releasing Defendants Persons to completely, fully, finally and forever compromise, settle, release, discharge, extinguish, and dismiss any and all Settled Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Releasing Plaintiffs Persons and the Releasing Defendants Persons acknowledge, or by operation of law

15 shall be deemed to have acknowledged, that "Unknown Claims" are expressly included in the definition of "Settled Plaintiffs Claims" and "Settled Defendants Claims," and that such inclusion was expressly bargained for and was a key element of the Settlement and was relied upon by each and all of the Released Plaintiffs Persons and Released Defendants Persons in entering into this Stipulation. "Unknown Claims" means any claim that the Releasing Plaintiffs Persons and Releasing Defendants Persons do not know or suspect exists in his, her or its favor at the time of the release of the Settled Plaintiffs Claims or Settled Defendants Claims as against the Released Plaintiffs Parties or Released Defendants Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. 21. The Settlement is intended to extinguish all of the Settled Claims and, consistent with such intention, upon the Court granting final approval of the Settlement, the Releasing Plaintiffs Persons and Releasing Defendants Persons shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law or principle of common law, which may have the effect of limiting the release set forth above. This shall include a waiver by the Releasing Plaintiffs Persons and Releasing Defendants Persons of any rights pursuant to section 1542 of the California Civil Code (or any similar, comparable, or equivalent provision of any federal, state, or foreign law, or principle of common law), which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Plaintiffs acknowledge, and the Releasing Plaintiffs Persons shall be deemed by operation of the entry of a final order and judgment approving the Settlement to have acknowledged, and Defendants acknowledge, and the Releasing Defendants Persons shall be deemed by operation of

16 the entry of a final order and judgment approving the Settlement to have acknowledged, that the foregoing waiver was separately bargained for, is an integral element of the Settlement, and was relied upon by each and all of the Defendants and Plaintiffs in entering into the Settlement. BEST EFFORTS 22. The Parties and their attorneys agree to cooperate fully with one another in seeking the Court's approval of this Stipulation and the Settlement, and to use their best efforts to effect, take, or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations, and agreements to consummate and make effective, as promptly as practicable, this Stipulation and the Settlement provided for hereunder (including, but not limited to, using their best efforts to resolve any objections raised to the Settlement) and the dismissal of the Actions with prejudice without costs, fees or expenses to any party (except as provided for by paragraphs 14-15 herein). 23. Without further order of the Court, the Parties may agree to reasonable extensions of time not expressly set forth by the Court in order to carry out any provisions of this Stipulation. STAY OF PROCEEDINGS 24. Pending the Court granting final approval of the Settlement, Plaintiffs agree to stay the proceedings in the Actions. Plaintiffs and their counsel agree not to initiate any proceedings against the Released Defendants Persons other than those incident to the Settlement itself. DISMISSAL OF OTHER DERIVATIVE ACTIONS 25. Within two (2) business days of the Court granting final approval of the Settlement: (i) the parties in the State Derivative Actions shall seek an order dismissing the State Derivative Actions with prejudice; and (ii) Berning shall seek an order dismissing the Berning Action with prejudice.

17 STIPULATION NOT AN ADMISSION 26. The provisions contained in this Stipulation shall not be deemed a presumption, concession, or admission by any party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Actions or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Actions or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. Each Defendant has denied, and continues to deny, that he, she, or it committed or aided and abetted the commission of any breach of duty or breached any law or engaged in any of the wrongful acts alleged in the Actions, and expressly maintains that he, she, or it diligently and scrupulously complied with his, her, or its fiduciary and other legal duties, to the extent such duties exist. MISTAKE 27. In entering into this Settlement, Plaintiffs and Defendants assume the risk of any mistake of fact or law if Plaintiffs or Defendants should later discover that any fact they relied upon in entering into this Settlement is not true, or that their understanding of the facts or law was incorrect, and in such event Plaintiffs or Defendants shall not be entitled to seek rescission of this Settlement, or otherwise attack the validity of the Settlement, based on any such mistake. This Settlement is intended to be final and binding upon Plaintiffs and Defendants regardless of any mistake of fact or law. ENTIRE AGREEMENT; AMENDMENTS 28. This Stipulation constitutes the entire agreement among the Parties with respect to the subject matter hereof, and may not be amended nor any of its provisions waived except by a writing signed by all of the Parties hereto.

18 COUNTERPARTS 29. This Stipulation may be executed in multiple counterparts by electronic or original signature by any of the signatories hereto and as so executed shall constitute one agreement. GOVERNING LAW 30. This Stipulation and the Settlement contemplated by it shall be governed by, and construed in accordance with, the laws of the State of Oregon, without regard to conflict of laws principles. SUCCESSORS AND ASSIGNS 31. This Stipulation, and all rights and powers granted hereby, shall be binding upon and inure to the benefit of the Parties and their respective agents, executors, heirs, successors, affiliates and assigns. REPRESENTATION AND WARRANTY 32. Each Plaintiff and his, her or its counsel represents and warrant that (i) the Plaintiff is a PGE shareholder and has been a PGE shareholder at all relevant times and continued to hold his, her or its stock in PGE as of the date this Stipulation was signed, and (ii) none of the Plaintiff's claims or causes of action referred to in any of the complaints in the Actions or this Stipulation, or any claims the Plaintiff could have alleged, have been assigned, encumbered, or in any manner transferred in whole or in part. COVENANT 33. Upon the Court granting final approval of the Settlement, the Releasing Plaintiffs Persons covenant not to sue, and shall be barred from suing, any Defendant or any other Released Defendants Persons for any Settled Plaintiffs Claim.

19 34. Upon the Court granting final approval of the Settlement, the Releasing Defendants Persons covenant not to sue, and shall be barred from suing, any Plaintiff or any other Released Plaintiffs Persons for any Settled Defendants Claim. PUBLIC COMMENT 35. Other than as set forth in this Stipulation, Plaintiffs and their counsel agree that they will make no public announcement regarding the Settlement or this Stipulation until PGE announces or discloses the Settlement. Once disclosure is made by PGE, the Parties agree that any public comments by Plaintiffs regarding this Settlement will be limited in substance to disclosures made by PGE except for statements contained in court filings or made in court proceedings in connection with the Actions. AUTHORITY 36. The undersigned attorneys represent and warrant that they have the authority from their client(s) to enter into this Stipulation and bind their client(s) thereto.

IT IS HEREBY AGREED by the undersigned as of February 11, 2022.

/s/ Garam Choe
BRAGAR EAGEL & SQUIRE, P.C.
Garam Choe
810 Seventh Avenue, Suite 620
New York, NY 10019
Telephone: (212) 308-5858
choe@bespc.com

HYNES & HERNANDEZ, LLC
Michael J. Hynes
Ligaya T. Hernandez
101 Lindenwood Drive, Suite 225
Malvern, PA 19355
Telephone: (484) 875-3116
mhynes@hh-lawfirm.com
lhernandez@hh-lawfirm.com

MCGAUGHEY ERICKSON
Robert J. McGaughey, OSB #800787
bobm@chenowethlaw.com
Aurelia Erickson, OSB #126170
aerickson@chenowethlaw.com

Attorneys for Plaintiff Michael Shimberg

/s/ Gregory M. Nespole
LEVI & KORSINSKY, LLP
Gregory M. Nespole
55 Broadway, 10th Floor
New York, NY 10006
gnespole@zlk.com

MCGAUGHEY ERICKSON
Robert J. McGaughey, OSB #800787
bobm@chenowethlaw.com
Aurelia Erickson, OSB #126170
aerickson@chenowethlaw.com

Attorneys for Plaintiff Melisa Ashabraner

/s/ Susan L. Saltzstein
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
Susan L. Saltzstein
Alexander C. Drylewski
Shaud G. Tavakoli
One Manhattan West
New York, NY 10001
Telephone: (212) 735-3000
susan.saltzstein@skadden.com
alexander.drylewski@skadden.com
shaud.tavakoli@skadden.com

MARKOWITZ HERBOLD PC
Dallas DeLuca, OSB #072992
Stanton R. Gallegos, OSB #160091
1455 SW Broadway, Suite 1900
Portland, OR 97201
Tel: (503) 295-3085
DallasDeluca@MarkowitzHerbold.com
StantonGallegos@MarkowitzHerbold.com

Attorneys for Nominal Defendant Portland General Electric Company, and Defendants Maria Pope and James Lobdel

/s/ Jack E. Davis
Jack E. Davis

/s/John W. Ballantine
John W. Ballantine

/s/ Rodney L. Brown, Jr.
Rodney L. Brown, Jr.

/s/ Kirby A. Dyess
Kirby A. Dyess

20

/s/ Matthew M. Houston
GLANCY PRONGAY & MURRAY LLP
Matthew M. Houston
Benjamin I. Sachs-Michaels
712 Fifth Avenue
New York, NY 10019
Telephone: (212) 935-7400
mhouston@glancylaw.com
bsachmichaels@glancylaw.com

Robert V. Prongay
Pavithra Rajesh
1925 Century Park East, 2100
Los Angeles, CA 90067
rprongay@glancylaw.com
prajesh@glancylaw.com

RANSOM, GILBERTSON, MARTIN & RATLIFF, LLP
Jeffrey S. Ratliff
5441 S. Macadam Avenue Suite 301
Portland, OR 97239
Telephone: (503) 226-3664
rgmr1500@gmail.com
jeffreysratliff@gmail.com

THE PORTNOY LAW FIRM
Lesley Portnoy
1800 Century Park East, Suite 600
Los Angeles, CA 90067
Telephone: (310) 692-8883
lesley@portnoylaw.com

Attorneys for Plaintiff Jason Berning

/s/ David C. Katz
WEISSLAW LLP
David C. Katz
Mark D. Smilow
Joshua M. Rubin
305 Broadway, 7th Floor
New York, NY 10007

/s/ Mark B. Ganz
Mark B. Ganz

/s/ Marie Oh Huber
Marie Oh Huber

/s/ Kathryn J. Jackson
Kathryn J. Jackson

/s/ Michael A. Lewis
Michael A. Lewis

/s/ Michael H. Millegan
Michael H. Millegan

/s/ Neil J. Nelson
Neil J. Nelson

/s/ M. Lee Pelton
M. Lee Pelton

/s/ Charles W. Shivery
Charles W. Shivery

/s/ James P. Torgerson
James P. Torgerson

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